Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.93232%



        Excess Protection Level
          3 Month Average   4.95%
            April, 1997   3.75%
            March, 1997   5.66%
            February, 1997   5.45%


        Cash Yield                                  16.23%


        Investor Charge Offs                         4.55%


        Base Rate                                    7.93%


        Over 35 Day Delinquency                      4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 27,182,850,184.68


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,443,222,666.19